Exhibit 10.9

EQUITRANS, L.P.

FORM OF TRANSPORTATION SERVICE AGREEMENT

APPLICABLE TO FIRM TRANSPORTATION

SERVICE UNDER RATE SCHEDULE FTS

Contract No.

Dated

This Agreement is entered into by and between Equitrans, L.P. (“Equitrans”) and EQUITABLE GAS COMPANY, LLC (“Customer”).

1.                                       Agreement (CHECK ONE)

☐  This is a new Agreement.

☐  This Agreement supersedes, terminates, and cancels Contract no.                 , dated                         .  The superseded contract is no longer in effect.

2.                                       Service under this Agreement is provided pursuant to Subpart B or Subpart G of Part 284, Title 18, of the Code of Federal Regulations.  Service under this Agreement is in all respects subject to and governed by the applicable Rate Schedule and the General Terms and Conditions of the Equitrans FERC Gas Tariff (“Tariff”) as they may be modified from time to time, and such are incorporated by reference.  In the event that language of this Agreement or any Exhibit conflicts with Equitrans’ Tariff, the language of the Tariff will control.

3.                                       Equitrans shall have the unilateral right to file with the Commission or other appropriate regulatory authority, in accordance with Section 4 of the Natural Gas Act, changes in Equitrans’ Tariff, including both the level and design of rates, charges, Retainage Factors and services, and the General Terms and Conditions.

4.                                       Customer’s Maximum Daily Quantity (“MDQ”) of natural gas transported under this Agreement shall be the MDQ stated in Exhibit A to this Agreement.  If service under this Agreement is associated with a firm storage agreement, Customer’s Base MDQ and Winter MDQ are stated in Alternative Exhibit A.

5.                                       The effective date, term and associated notice and renewal provisions of this Agreement are stated in Exhibit A to this Agreement.

6.                                       The Receipt and Delivery Points are stated in Exhibit A to this Agreement.

7.                                       Customer shall pay Equitrans the maximum applicable rate (including all other applicable charges and Retainage Factors authorized pursuant to Rate Schedule FTS and the Tariff) for services rendered under this Agreement, unless Customer and Equitrans execute Optional Exhibit B (Discounted Rate Agreement) or Optional Exhibit C (Negotiated Rate Agreement).

8.                                       Exhibits are incorporated by reference into this Agreement upon their execution. Customer and Equitrans may amend any attached Exhibit by mutual agreement, which amendments shall be reflected in a revised Exhibit, and shall be incorporated by reference as part of this Agreement.

IN WITNESS WHEREOF, Customer and Equitrans have executed this Agreement by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:		EQUITRANS, L.P.:

By:		By:
	Date		Date

Title:		Title:

EXHIBIT A

(or ALTERNATE EXHIBIT A,

Applicable only to FTS service

associated with firm storage)

to the

TRANSPORTATION SERVICE AGREEMENT

between EQUITRANS, L.P.

and

EQUITABLE GAS COMPANY, LLC,

pursuant to Rate Schedule FTS

Contract No.                      Dated

This Exhibit A is dated                               .

Any previously executed Alternate Exhibit A under this Agreement is terminated and is no longer in effect.

1.                                       Notices and Correspondence shall be sent to:

Equitrans, L.P.

EQT Plaza

625 Liberty Avenue Ste 1700

Pittsburgh, PA 15222-3111

Attn:  Gas Transportation Dept.

Phone:  (412) 395-2604

Facsimile:  (412) 395-3347

E-mail Address:  T&ENotify@eqt.com

EQUITABLE GAS COMPANY, LLC

Address:

225 NORTH SHORE DRIVE

PITTSBURGH, PA 15212-5861

Representative:  Director Gas Supply

Phone: (412) 395-3216

Facsimile: (412) 395-3166

E-mail Address:  twiggers@equitablegas.com

DUNS: 00-791-5663

Federal Tax I.D.  No.: 25-0464690

Other contact information if applicable:

2.                                       Service under this Agreement is provided on:

☒  Mainline Transmission System

3.                                       Maximum Daily Quantity (MDQ)

4.                                       Primary Receipt and Delivery Point(s)

Primary Receipt Point(s)** (Meter No. and/or Meter Name)	Base MDQ Allocation	Winter MDQ Allocation

** Receipt point MDQs do not include quantities required for retainage.

Primary Delivery Point(s) (Meter No. and/or Meter Name)	Base MDQ Allocation	Winter MDQ Allocation

5.                                       Effective Date and Term:  This Exhibit A is effective 04/01/2011 and continues in full force and effect through 03/31/2016.*  For agreements twelve (12) months or longer, Customer and/or Equitrans may terminate the agreement at the end of the primary term by providing at least six (6) months prior written notice of such intent to terminate.

At the expiration of the primary term, this Exhibit A has the following renewal term (choose one):

☐ no renewal term

☐ through                         *

☐ for a period of                         *

☒ year to year* (subject to termination on six (6) months prior written notice)

☐ month to month (subject to termination by either party upon            days written notice prior to contract expiration)

☐ other (described in section 6 below)

* In accordance with Section 6.21 of the General Terms and Conditions, a right of first refusal may apply; any contractual right of first refusal will be set forth in Section 6 of this Exhibit A.

6.                                       Other Special Provisions:

IN WITNESS WHEREOF, Customer and Equitrans have executed this Exhibit A by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:		EQUITRANS, L.P.:

By:		By:
	Date		Date

Title:		Title:

SCHEDULE A

This Schedule A is being provided pursuant to Instruction 2 to Item 601 of Regulation S-K to identify the material details in which the documents executed pursuant to this form differ.

I.                                         Contract No. EQTR11628-588

Dated March 23, 2011

•                             This is a new agreement.

•                             Alternate Exhibit A is dated December 1, 2011.

•                             Alternate Exhibit A — 3. Maximum Daily Quantity (MDQ):

Base MDQ:	26,915

Winter MDQ:	50,536

•                             Alternate Exhibit A — 4. Primary Receipt and Delivery Point(s)

Primary Receipt Point(s)** (Meter No. and/or Meter Name)	Base MDQ Allocation	Winter MDQ Allocation
11026 - TET 009 CRAYNE	7,000 Dth
11182 - TET 007 MORRIS	9,915 Dth
11546E - EQT GATH (PA SOUTH) TO EQT	5,000 Dth
29004T - EQT GATH TO EQT (WV SOUTH)	5,000 Dth
90003 - STORAGE BON OUT		50,536 Dth

**Receipt point MDQs do not include quantities required for retainage

Primary Delivery Point(s) (Meter No. and/or Meter Name)	Base MDQ Allocation	Winter MDQ Allocation
11089 - TEPE D144		10,000 Dth
11090 - TEPE D145 - SYSTEM SUPPLY		40,563 Dth
90001 - STORAGE BON IN	26,915 Dth

II.                                     Contract No. EQTR11695-586

Dated April 1, 2011

•                             This Agreement supersedes, terminates, and cancels Contract No. EQTR11624-586, dated March 23, 2011.

•                             Alternate Exhibit A is dated December 1, 2011.

•                             Alternate Exhibit A — 3. Maximum Daily Quantity (MDQ):

Base MDQ:	76,142 Dth

Winter MDQ:	137,010 Dth

•                             Alternate Exhibit A — 4. Primary Receipt and Delivery Point(s)

Primary Receipt Point(s)** (Meter No. and/or Meter Name)	Base MDQ Allocation	Winter MDQ Allocation
11026 - TET 009 CRAYNE	50,000 Dth
11183 - TCO - RHINEHART	10,000 Dth
11546E - EQT GATH (PA SOUTH) TO EQT	7,500 Dth
29004T - EQT GATH TO EQT (WV SOUTH)	8,642 Dth
90003 - STORAGE BON IN		137,010 Dth

**Receipt point MDQs do not include quantities required for retainage

Primary Delivery Point(s) (Meter No. and/or Meter Name)	Base MDQ Allocation	Winter MDQ Allocation
11089 - TEPE D144		10,000 Dth
11090 - TEPE D145 - SYSTEM SUPPLY		127,010 Dth
90001 - STORAGE BON IN	76,142 Dth

III.                                 Contract No. EQTR11667-591

Dated March 30, 2011

•                             This is a new agreement.

•                             Alternate Exhibit A is dated March 30, 2011.

•                             Alternate Exhibit A — 3. Maximum Daily Quantity (MDQ):

Base MDQ:	2,956 Dth

Winter MDQ:	5,319 Dth

•                            Alternate Exhibit A — 4. Primary Receipt and Delivery Point(s)

Primary Receipt Point(s)** (Meter No. and/or Meter Name)	Base MDQ Allocation	Winter MDQ Allocation
11546E - EQT GATH (PA SOUTH) TO EQT	500 Dth
29004T - WEST UNION IN TO EQT	2,456 Dth
90003 - STORAGE BON OUT		5,319 Dth

**Receipt point MDQs do not include quantities required for retainage

Primary Delivery Point(s) (Meter No. and/or Meter Name)	Base MDQ Allocation	Winter MDQ Allocation
90001 - STORAGE BON IN	2,956 Dth
22873 - COMET		5,319 Dth

IV.                                Contract No. EQTR11670-593

Dated March 30, 2011

•                             This is a new agreement.

•                             Alternate Exhibit A is dated March 30, 2011.

•                             Alternate Exhibit A — 3. Maximum Daily Quantity (MDQ):

Base MDQ:	2,308 Dth

Winter MDQ:	4,333 Dth

•                            Alternate Exhibit A — 4. Primary Receipt and Delivery Point(s)

Primary Receipt Point(s)** (Meter No. and/or Meter Name)	Base MDQ Allocation	Winter MDQ Allocation
11026 TET 009 CRAYNE	808 Dth
29004T EQT GATH TO EQT (WV SOUTH)	1,500 Dth
90003 STORAGE BON OUT		4,333 Dth

**Receipt point MDQs do not include quantities required for retainage

Primary Delivery Point(s) (Meter No. and/or Meter Name)	Base MDQ Allocation	Winter MDQ Allocation
22873 - COMET		4,333 Dth
90001 - STORAGE BON IN	2,308 Dth

V.                                    Contract No. EQTR11630-585

Dated March 23, 2011

•                             This is a new agreement.

•                             Exhibit A is dated March 23, 2011.

•                             Exhibit A —  3. Maximum Daily Quantity (MDQ):  164,935 Dth

•                             Exhibit A —  4. Primary Receipt and Delivery Point(s)

Primary Receipt Point(s)** (Meter No. and/or Meter Name)	Base MDQ Allocation	Winter MDQ Allocation
11026-TET 009 Crayne	40,235 Dth	40,235 Dth
11140-DTI Pratt	50,000 Dth
11179-TET 355 Delmont	7,200 Dth	7,200 Dth
11181-TET 020 Roberts	2,500 Dth	2,500 Dth
11182-TET 007 Morris	13,000 Dth	45,000 Dth
11183-TCO Rhinehart	10,000 Dth
11221-TGP Bradford Woods	20,000 Dth	20,000 Dth
11501-Mars Crider		10,000 Dth
11537-Gordons Lane from EQT Gath H-156	5,000 Dth	5,000 Dth
11546E-EQT Gath to EQT Pa S/Waynesburg)		8,000 Dth

23115-TCO Fallen Timber	17,000 Dth
29004T-EQT Gath to EQT (WV S)		9,000 Dth
80005-National Fuel Gas Independence		18,000 Dth

**Receipt point MDQs do not include quantities required for retainage.

Primary Delivery Point(s) (Meter No. and/or Meter Name)	Base MDQ Allocation	Winter MDQ Allocation
11089-TEPE D144	10,000 Dth	10,000 Dth
11090-TEPD D145 - System Supply	154,935 Dth	154,935 Dth

VI.                                Contract No. EQTR11672-590

Dated March 30, 2011

•                             This is a new agreement.

•                             Exhibit A is dated March 30, 2011.

•                             Exhibit A —  3. Maximum Daily Quantity (MDQ):  2,581 Dth

•                             Exhibit A —  4. Primary Receipt and Delivery Point(s)

Primary Receipt Point(s)** (Meter No. and/or Meter Name)	MDQ Allocation
11026 - TET 009 CRAYNE	1,500 Dth
11140 - CNG - PRATT	1,081 Dth

**Receipt point MDQs do not include quantities required for retainage.

Primary Receipt Point(s)** (Meter No. and/or Meter Name)	MDQ Allocation
22873 - COMET	2,581 Dth